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                                   CONSENT OF
                                 FOLEY & LARDNER




     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Separate Account A (File No. 333-34356).


                                                 /s/  Foley & Lardner
                                                      FOLEY & LARDNER



Washington, D.C.
April 12, 2001